Exhibit 99

News Release

Contact:	Richard L. Greslick, Jr.
Secretary
(814) 765-9621
FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING

Clearfield, Pennsylvania - April 19, 2011

CNB Financial Corporation [Nasdaq:CCNE] shareholders and CNB Bank each held separate annual meetings today.

In the CNB Financial Corporation meeting, four incumbent directors were re-seated for a term of three years. They were: William F. Falger, Jeffrey S. Powell, James B. Ryan, and Peter F. Smith. These directors were elected to serve the board until the Annual Meeting in the year 2014. In addition, incumbent director Richard B. Seager was elected to serve the board until the Annual Meeting in the year 2012.

The following Corporation directors retained their positions but were not standing for election this year: Joseph B. Bower, Jr., Robert E. Brown, Dennis L. Merrey, Robert W. Montler, Deborah Dick Pontzer, and Charles H. Reams.

In addition to the election of directors, shareholders ratified the appointment of independent auditors, Crowe Horwath LLP for the year ending December 31, 2011. Also, the advisory resolution on CNB’s compensation program was approved with a three year frequency on voting on the executive compensation program.

Chairman, Dennis L. Merrey, conducted the meeting. He called upon Charles R. Guarino, Treasurer of CNB Financial Corporation and Chief Financial Officer of CNB Bank to address the shareholders. Mr. Guarino thanked those present and welcomed them to the meeting. He then focused the audience’s attention on a presentation on the Corporation’s 2010 financial performance.

Mr. Guarino introduced Joseph B. Bower, Jr., President & Chief Executive Officer of CNB Financial Corporation and CNB Bank. Mr. Bower offered his comments regarding the performance of the Corporation since the last Annual Shareholder’s Meeting in 2010 and the objectives for the remainder of 2011.

The most significant events of the year were the Corporation’s common stock offering of $34.5 million and the receipt of Sandler O’Neill Sm-All Stars Class of 2010 award. The Corporation expanded services provided by ERIEBANK, a division of CNB Bank, with the introduction of a fifth new concept banking center at 885 Park Avenue in Meadville. The new full service office replaced a temporary office that opened in the same location in September 2009. The Corporation also expanded services provided by CNB Bank with the purchase of a branch office in the Mountain View Shopping Center at 111 Rolling Stone Road in Kylertown, PA.

CNB Bank focused its marketing on local loan and mortgage benefits and wrote 1,306 mortgage loans for a total of $112 million.

The Corporation also elected a new board member, Richard B. Seager, who is President and Chief Executive Officer of Beacon Light Behavioral Health Systems in Bradford, PA.

Mr. Bower presented the Corporation’s objectives for 2011, which include maintaining its independence, further differentiating the Bank in the market place, and achieving optimum levels of performance. In addition, the Corporation will further develop expansion initiatives that have been undertaken in the last few years by focusing on small to mid-sized businesses and will continue with a strong focus on loan and asset quality through the use of proper underwriting techniques.

Mr. Bower concluded his comments with the March 31, 2011 quarter end results. He noted a substantial growth in the Corporation’s net income amounting to 51.7% over first quarter results in 2010 as well as 19.7% growth in total assets, 11.4% growth in loans, and 18.8% growth in deposits for March 31, 2011 as compared to March 31, 2010.

In the Corporation’s reorganizational meeting, the Board reappointed Dennis L. Merrey as Chairman. In addition, the Board named the following corporation officers: Joseph B. Bower, Jr., President and Chief Executive Officer; Richard L. Greslick, Jr., Secretary; Charles R. Guarino, Treasurer and Principal Financial Officer; and Vincent C. Turiano, Assistant Secretary. Peter F. Smith was retained as counsel.

The CNB Bank annual meeting then followed with the eleven incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, Dennis L. Merrey, Robert W. Montler, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan, Richard B. Seager, and Peter F. Smith. Mr. Merrey was reappointed as Chairman of the Board and Mr. Smith as counsel.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Bower, President and Chief Executive Officer; Mark D. Breakey, Executive Vice President and Chief Credit Officer; Mr. Greslick, Senior Vice President/Administration; Mr. Guarino, Vice President and Chief Financial Officer; Richard L. Sloppy, Executive Vice President and Chief Lending Officer, and Vincent C. Turiano, Senior Vice President/Operations.

David J. Zimmer, President/ ERIEBANK, Donald W. Damon, Senior Vice President/ Private Banking Division/ ERIEBANK; Steven M. Cappellino and William L. DeLuca, Jr., Senior Vice Presidents/ Commercial Banking Division/ ERIEBANK; Robert S. Berezansky, Senior Vice President/Corporate Lending; Todd M. Abrams, Senior Vice President/Managing Director, Wealth & Asset Management; James M. Baker, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, Charles C. Shrader, Michael C. Sutika and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Betsy Bort, Scott O. Calhoun and John M. Schulze, Vice Presidents/ Commercial Banking/ ERIEBANK; Craig C. Ball, Vice President/ Wealth Management and William J. Vitron, Jr., Vice President/ Wealth Management/ ERIEBANK; Mary Ann Conaway, Vice President/ Human Resources; Gregory M. Dixon, Vice President/ Credit Administration; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Christopher L. Stott, Vice President/ Retail Lending; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Thomas J. Ammerman, Jr., Assistant Vice President/ Security; Donna J. Collins, Assistant Vice President/ Compliance; Leanne D. Kassab, Assistant Vice President/ Marketing; Eileen F. Ryan, Assistant Vice President/ Mortgage Lending; Carolyn B. Smeal and Susan M. Warrick, Assistant Vice Presidents/ Operations; Brian W. Wingard, Assistant Vice President/ Controller; Vickie L. Baker and Ruth Anne Ryan-Catalano, Assistant Vice Presidents/Regional Branch Administration; Carla M. LaBoda, Regional Retail Administrator/ ERIEBANK; Mary A. Baker and Deborah M. Young, Assistant Vice Presidents/ Community Banking; Denise J. Greene, Francine M. Papa,

Douglas M. Shaffer, Susan J. Shimmel, Theresa L. Swanson and Gregory R. Williams, Community Office Managers; Kelly S. Buck, Matthew V. Feleppa, Katie J. Jones, Abby L. Williams, Community Office Managers/ERIEBANK; Timothy Roberts, Commercial Lending Officer/ ERIEBANK; Paul D. Sallie, Private Banking Officer/ERIEBANK; Steven C. Tunall, Commercial Banking; Carol J. Cossick, Assistant Controller; Larry A. Putt, Brenda L. Terry and Mary Ann Roney, Banking Officers; Jennifer L. Mowery, Staff Commercial Lender; James C. Davidson, Mortgage Lending Officer; Thomas W. Grice, Network Administration Officer; Shannon L. Irwin, Human Resources Officer; Cory Johnston, Credit Administration Officer; Eric A. Johnson and Glenn R. Pentz, Trust Officers; Susan B. Kurtz, Customer Service Officer; Paul A. McDermott, Collections Officer; Dennis J. Sloppy, Information Systems Officer; BJ Sterndale, Training Officer; and Mary J. Taormina, Community Office Assistant Manager.

In addition, for Holiday Financial Services, the following officers have been appointed for the forthcoming year: Joseph P. Strouse, Vice President/Community Office Manager and Jonathan L. Holler, Assistant Vice President/Community Office Manager.

Inquiries regarding Investor Relations of CNB Financial Corporation stock (CCNE) will be answered by phoning (814) 765-9621.

CNB Bank is the primary subsidiary of CNB Financial Corporation and has twenty-two community offices in Cambria, Clearfield, Centre, Elk, Jefferson, McKean and Warren counties and a Loan Production office in Johnstown, PA. ERIEBANK is a division of CNB Bank and currently operates five full service offices in Erie, Harborcreek and Meadville, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has offices in Bellefonte, Bradford, Clearfield, Erie, Hollidaysburg, Northern Cambria, Ridgway and Sidman, PA.

CNB Bank’s website is http://www.bankcnb.com, ERIEBANK’s website is www.eriebank.net, and Holiday Financial Services’ website is www.holidayfinancialservices.com.